UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2025, Adaptimmune Therapeutics plc (the “Company” and collectively with any Company affiliates that are made party to the Loan Agreement, “Borrower”) entered into an amendment (“Amendment”) to the  Loan and Security Agreement (the “Loan Agreement”) between the same Adaptimmune entities and with several banks and other financial institutions or entities from time to time party hereto as lenders (each, a “Lender”, and collectively “Lenders”) and Hercules Capital, Inc. Under the Amendment the Company agreed to make certain amendments to the reporting provisions in the Loan Agreement and to make a prepayment of $25.0 million of the loan amount under the Loan Agreement together with certain accrued interest up to the date of such pre-payment. The Company will also pay an end of term charge on such pre-paid amount of 5.85% as previously provided in the Loan Agreement, such end of term charge being payable upon maturity or repayment of all obligations under the Loan Agreement.

The foregoing description of the Loan Agreement is only a summary of the material terms thereof, and does not purport to be complete. The description is qualified in its entirety by reference to the complete text of the Loan Agreement filed as Exhibit 10.46 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

10.46

First Amendment to Loan and Security Agreement, dated May 14, 2024, by and among Adaptimmune Therapeutics plc, Adaptimmune LLC, CM Intermediate Sub I, Inc., CM Intermediate Sub II, Inc., TCR2 Therapeutics Inc., TRUCS Therapeutics Limited, Adaptimmune Limited and Hercules Capital, Inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: March 24, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary